Exhibit 10.56
PLEDGE AGREEMENT
This PLEDGE AGREEMENT, made this 26th day of July, 2007, is by and between:
Rio Vista Energy Partners L.P., a Delaware limited partnership, having an office at 820 Gessner Road, Suite 1285, Houston, Texas 77024 (hereinafter referred to as the “Pledgor”), and RZB Finance LLC, having an office at 1133 Avenue of the Americas, New York, NY 10036 (hereinafter referred to as the “Lender”).
W I T N E S S E T H :
WHEREAS:
(A) The Pledgor and the Lender have entered into a Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lender will make loans to the Borrower upon and subject to the terms and conditions set forth in the Loan Agreement;
(B) In order to induce the Lender to enter into the Loan Agreement, the Pledgor has agreed to grant a security interest in and pledge to the Lender all of the issued and outstanding stock of Regional Enterprises, Inc., a Virginia corporation (which is or will be the surviving corporation in the Merger (as defined in the Loan Agreement), hereinafter referred to as “Merger Sub”), which are now or hereafter owned by it;
(C) The execution and delivery by the Pledgor of this Pledge Agreement is a condition precedent to the Lender making loans under the Loan Agreement; and
(D) All capitalized terms which are not defined herein but which are defined in the Loan Agreement shall have the respective meanings given to them in the Loan Agreement.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Lender, as follows:
1. The term “Pledged Stock” as used herein shall mean and include all of the issued and outstanding shares of stock of Merger Sub, whether now owned or hereafter acquired by the Pledgor, and certificates evidencing such shares, which are set forth in Schedule A annexed hereto, and, also, any shares, stock certificates, options or rights issued by Merger Sub as an addition to, in substitution of, or in exchange for any such shares, all dividends and distributions thereon and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

2. (a) As collateral security for the due payment and performance of all Obligations, whether now existing or hereafter arising, the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Lender, all the Pledged Stock, and hereby grants to the Lender, a first priority security interest in all such Pledged Stock, and in any and all proceeds thereof and substitutions therefor.
(b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the Lender’s agent, shall hold them in trust for the Lender, and shall deliver them forthwith to the Lender in the exact form received, with the Pledgor’s endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Lender, subject to the terms hereof, as further collateral security for the Obligations. All of the foregoing property described in this Section 2(b) shall be deemed to be Pledged Stock.
(c) (i) At any time: (A) any or all shares of the Pledged Stock held by the Lender hereunder may, at the option of the Lender or its nominee, be registered in the name of the Lender or its nominee, and (B) the Lender or its nominee may, without notice, exercise all voting and corporate rights at any meeting of Merger Sub and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of Merger Sub or upon the exercise by Merger Sub of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.
(ii) Without limitation of the foregoing, prior to the occurrence of any Event of Default, subject to the covenants contained in Section 4, the Pledgor shall be entitled to vote or consent with respect to the Pledged Stock in a manner not inconsistent with this Pledge Agreement, the Loan Agreement or any other Loan Document.
(d) All dividends and all distributions of capital payable with respect to any part of the Pledged Stock (including, without limitation, pursuant to the recapitalization or reclassification of the capital of Merger Sub or pursuant to the reorganization, dissolution or liquidation thereof) shall be paid or delivered to the Lender at the Lender’s account set forth in Section 2.4(A) of the Loan Agreement or any other account designated by Lender to be held by the Lender as additional security hereunder until applied to the Obligations. The Pledgor shall execute an instruction letter to Merger Sub in the form of Exhibit B hereto, and deliver a copy to the Lender duly acknowledged and agreed to by Merger Sub.

(e) At any time, the Lender without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person or entity (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived) may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Lender or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.
(f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as set forth in Section 2(d) or 2(e), shall be applied as follows:
First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Lender hereunder or under the other Loan Documents, including reasonable attorneys’ fees and legal expenses;
Second, to the satisfaction of the Obligations in such order as the Lender shall determine;
Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-608(a)(1)(C) of the New York Uniform Commercial Code); and
Fourth, to the Pledgor to the extent of the surplus proceeds, if any.
(g) The Lender need not give more than ten days’ notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.
(h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the Default Rate provided for in the Loan Agreement, and the reasonable fees and expenses of any attorneys employed by the Lender to collect such deficiency.

3. The Pledgor represents and warrants that:
(a) The Pledged Stock owned by the Pledgor is owned directly and beneficially and of record by the Pledgor in the respective amounts set forth on Schedule A annexed hereto;
(b) The shares of the Pledged Stock constitute the percentage of all of the issued and outstanding shares of capital stock of Merger Sub as is set forth in Schedule A annexed hereto; Schedule A accurately lists the total authorized shares and treasury shares of the Pledged Stock;
(c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, Lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except for the security interest granted to the Lender hereunder; and
(d) Upon delivery of the Pledged Stock to the Lender or an agent for the Lender, this Pledge Agreement creates and grants a valid first priority lien on and perfected security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior or equal security interest, Lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.
4. (a) The Pledgor hereby covenants that so long as any Obligations shall be outstanding and unpaid in whole or in part, or the Lender has any obligation to make credit extensions under the Loan Agreement, the Pledgor will not:
(i) sell, convey or otherwise dispose of any shares of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, Lien, charge, encumbrance or any security interest whatsoever with respect to any of such Pledged Stock or the proceeds thereof, other than that created hereby; or
(ii) consent to or approve the issuance of any additional shares of any class of capital stock of Merger Sub or any option, warrant or other agreement with respect to such stock; or
(iii) vote to enable or otherwise permit Merger Sub to dissolve, liquidate, reduce its capital or merge or consolidate with any Person.
(b) The Pledgor warrants and will defend the Lender’s right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

5. (a) If the Lender shall determine to exercise its right to sell all or any part of the Pledged Stock, and if in the opinion of counsel for the Lender it is necessary to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Pledgor will use its best efforts to cause Merger Sub to execute and deliver, and cause the directors and officers of Merger Sub to execute and deliver, all at the Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause Merger Sub to comply with the provisions of the “Blue Sky” law of any jurisdiction which the Lender shall designate; and to cause Merger Sub to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.
(b) The Pledgor acknowledges that a breach of any of the covenants contained in Section 5(a) above will cause irreparable injury to the Lender, that the Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in Section 5(a) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants.
(c) Notwithstanding the foregoing, the Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Lender has no obligation to delay sale of any such securities for the period of time necessary to permit Merger Sub to register such securities for public sale under the Securities Act.
6. The Pledgor shall at any time and from time to time upon the written request of the Lender, execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Lender on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A annexed hereto.
7. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor or in accordance with the Pledgor’s instructions.

(b) No course of dealing between the Pledgor or the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Loan Agreement or other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
(c) The rights and remedies herein provided, and provided in the Loan Agreement, the Loan Documents and in all other agreements, instruments and documents delivered pursuant to the Loan Agreement, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the New York Uniform Commercial Code as in effect from time to time.
8. All notices and other communications to the Pledgor pursuant to this Agreement shall be given by sending the same to the Pledgor in the manner provided in the Loan Agreement.
9. This Pledge Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto, provided that the Pledgor may not assign any of its rights and obligations hereunder without the prior written consent of the Lender.
10. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Pledge Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Pledge Agreement or of such provision or obligation in any other jurisdiction.
11. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
12. THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, UNLESS WAIVED BY THE LENDER IN WRITING, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING ALL CLAIMS AND ACTIONS AGAINST THE LENDER, SHALL BE LITIGATED IN SUCH COURTS. THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

13. EACH OF THE PLEDGOR AND THE LENDER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH OF THE PLEDGOR AND THE LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE PLEDGOR AND THE LENDER FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
14. This Pledge Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Pledge Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Pledge Agreement, to any amendments, waivers, consents or supplements, or to any other Loan Document by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered the day and year first above written.

PLEDGOR RIO VISTA ENERGY PARTNERS L.P. By: Rio Vista GP LLC, as its General Partner
By:
	Name:	Ian Bothwell
	Title:	Acting Chief Executive Officer

LENDER RZB FINANCE LLC
By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A
TO PLEDGE AGREEMENT
PLEDGED STOCK

% of
Outstanding
Shares on a
Fully
Diluted
Basis
Assuming
Exercise of
all Options,
Warrants
and
Securities
Convertible
		Total	or
		Authorized	Exchangeable
		Shares/	for
	Number of	Treasury	Common	Certificate
Corporation	Shares	Shares	Stock	Number	Class
Regional Enterprises, Inc., a Virginia corporation	1,000	5,000	100%	1	Common

EXHIBIT A
TO PLEDGE AGREEMENT
IRREVOCABLE PROXY
KNOW ALL MEN BY THESE PRESENTS that Rio Vista Energy Partners L.P. (the “Pledgor”) does hereby make, constitute and appoint RZB FINANCE LLC (the “Lender”) and each of the Lender’s officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of the corporation listed below (hereinafter referred to as the “Corporation”), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Articles of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.
Name of Corporation: Regional Enterprises, Inc., a Virginia corporation
This Proxy is given to the Lender and to its officers and employees in consideration of the loans made by the Lender to the Pledgor, and in order to carry out the covenant of the Pledgor contained in a certain Pledge Agreement dated as of July 26, 2007 by and between the Pledgor and the Lender (as amended, supplemented or otherwise modified from time to time) and this Proxy shall not be revocable or revoked by the Pledgor, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as defined in the Loan Agreement dated as of July 26, 2007 between the Pledgor and the Lender (as amended, supplemented or otherwise modified from time to time)) and termination of all obligations of the Lender to extend credit to the Pledgor.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this ___ day of July, 2007.

RIO VISTA ENERGY PARTNERS L.P. By: Rio Vista GP LLC, its General Partner
By:	/s/ Ian Bothwell
	Name:	Ian Bothwell
	Title:	Acting Chief Executive Officer

EXHIBIT B
TO PLEDGE AGREEMENT
[            , 2007]
Regional Enterprises, Inc.
410 Water Street
Hopewell, Virginia 23860
Reference is hereby made to the Pledge Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) between Rio Vista Energy Partners L.P. (“Pledgor”) and RZB Finance LLC (“Lender”), a copy of which is attached hereto.
You are hereby irrevocably directed to make any and all payments of cash dividends and all other cash distributions on the Pledged Stock (as defined in the Pledge Agreement) directly to the Lender, without set-off or counterclaim, by wire transfer to the account set forth in Section 2.4 of the Loan Agreement dated as of July 26, 2007 between the Pledgor and the Lender (as amended, supplemented or otherwise modified from time to time) or to such other account as Lender shall direct from time to time.
The instructions contained herein are irrevocable and may not be amended, revoked or otherwise modified without the prior written consent of the Lender.
Please sign this letter in the place provided below to confirm your agreement with Lender that you will comply with the foregoing payment instructions and that you will (a) be bound by the Pledge Agreement and comply with its terms insofar as applicable to you, and (b) notify the Lender promptly of any of the events described in Section 2(b) of the Pledge Agreement. You also hereby confirm and agree that Section 5(b) of the Pledge Agreement shall apply to you, mutatis mutandis, with respect to all actions that may be required of you under or pursuant to or arising from Section 2(e) of the Pledge Agreement.

RIO VISTA ENERGY PARTNERS L.P.		RZB FINANCE LLC

By: Rio Vista GP LLC, its General Partner

		By:	/s/ Nancy Remini

Name: Nancy Remini
Title: Vice President

By:	/s/ Ian Bothwell	By:	/s/ Pearl Geffers

	Name: Ian Bothwell		Name: Pearl Geffers
	Title: Acting Chief Executive Officer		Title: First Vice President

ACKNOWLEDGED AND AGREED:

REGIONAL ENTERPRISES, INC.

By:	/s/ Ian Bothwell

Name: Ian Bothwell
Title: President